Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302(a)
OF THE SARBANES-OXLEY ACT OF 2002

I, Sandra Kahn, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Empire Resources, Inc., as amended by this Amendment No. 1 (together, this “quarterly report”);

2.	Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report.

Date: March 29, 2007
	By:	/s/ Sandra Kahn
Sandra Kahn
Chief Financial Officer